Putnam
New York
Tax Exempt
Income Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-05


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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the period ended May 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied investors' attention. The Fed's more restrictive monetary policy, along with high energy prices, has moderated the pace of the economic expansion. Recent reports show the economy is growing at a respectable rate of about 3.5% annually, but some investors believe that this pace cannot sustain corporate profits near their robust levels of late. This concern has held the stock market in check and focused attention on credit risk in the bond market, even as long-term bond yields remained low. Major credit rating agencies underscored market concerns in early May by downgrading bonds issued by Ford and General Motors. Amid the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. In addition, on page 19 of this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's outlook for the months ahead.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 20, 2005


Report from Fund Management

Fund highlights

 * For the six months ended May 31, 2005, Putnam New York Tax Exempt Income Fund's class A shares posted a total return of 3.19% without sales charges.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 3.52%.

 * The average return for the fund's Lipper category, New York Municipal Debt Funds, was 3.39%.

 * See the Performance Summary beginning on page 10 for additional information on fund performance, comparative performance and Lipper data.

Performance commentary

Your fund benefited from the price rally in municipal bonds that took place during the past six months. However, while its results at net asset value were in line with the average return for the fund's Lipper peer group, they did lag the benchmark because we kept the portfolio duration relatively short throughout the period as a defensive measure. This positioning reflected our expectation of rising interest rates, but longer-term interest rates actually fell through early February, rose sharply through late March, and then fell again. At the same time, short-term rates rose, depressing prices of bonds set to mature in two to three years. These conflicting trends caused the difference in yields between long and short rates to narrow, flattening the yield curve. We were able to use interest-rate swap contracts to better position the fund, but this did not offset the limiting effects of the shorter duration. The fund's shorter-term bonds were the weakest performers during the fiscal period. As the yield spread between low-quality bonds and high-quality bonds continued to narrow, your fund's emphasis on securities rated BBB and below was a positive. Unfortunately, the fund was underweighted in two sectors that performed well -- tobacco settlement bonds and airline-related industrial development bonds
(IDBs) -- and this also dampened relative performance.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 5/31/05
--------------------------------------------------
Class A
(inception 9/2/83)         NAV               POP
--------------------------------------------------
6 months                  3.19%            -1.50%
--------------------------------------------------
1 year                    7.08              2.27
--------------------------------------------------
5 years                  38.37             32.22
Annual average            6.71              5.75
--------------------------------------------------
10 years                 68.29             60.69
Annual average            5.34              4.86
--------------------------------------------------
Annual average
(life of fund)            7.79              7.57
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.


FUND PROFILE

Putnam New York Tax Exempt Income Fund seeks to provide as high a level of current income free from federal, New York State, and New York City personal income taxes as we believe to be consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in New York.


Market overview

Early in the fiscal year, signs of solid economic growth and rising corporate profits heightened investor concerns about potential interest-rate increases by the Federal Reserve Board (the Fed). This concern helped push bond yields somewhat higher and bond prices, which move in the opposite direction of yields, lower. Signs of accelerating economic growth and rising corporate profits prompted the Fed to increase the federal funds rate four times during the six-month period, each time in 0.25% increments. The Fed uses interest-rate increases in its efforts to rein in economic growth with the goal of limiting its potential inflationary impact. Rising short-term rates and falling stable long-term rates resulted in a flattening of the yield curve, as shorter- and longer-term interest rates began to converge.

The same conditions that led to rising short-term interest rates -- an improving economy and rising corporate earnings -- were particularly favorable for lower-rated bonds. Among uninsured bonds and especially bonds rated BBB and below, yield spreads tightened, and bond prices rose. Bonds at the lower end of the credit spectrum, including BB- and B-rated bonds, turned in the strongest performance. There was limited variation in municipal bond performance among states during the six-month period. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall during the period, and their prices rose accordingly. After underperforming for most of the year, airline-related industrial development bonds (IDBs) staged a comeback from distressed levels and outperformed over the trailing six-month period. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect bonds priced to call to be less sensitive to interest rate increases.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          3.52%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         2.90%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. Treasury and agency securities)             1.84%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        0.99%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      2.42%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              -2.10%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  1.81%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 5/31/05.
-------------------------------------------------------------------------------

Strategy overview

Given our expectation for rising interest rates, we maintained a relatively short, or defensive, duration position throughout the six-month period. Duration is a measure of a fund's sensitivity to changes in interest rates. Investing in bonds with short duration may help protect principal when interest rates are rising, but it can reduce the fund's potential for appreciation when rates fall. As we had expected, the Fed increased short-term interest rates during the period. However, rates on long-term bonds unexpectedly trended downward for much of the period and the prices of these bonds rose as a result. The fund's participation in this rally was somewhat limited by its overall defensive duration position.

During the period, we repositioned the portfolio to take better advantage of the flattening of the yield curve. Given our expectation that short-term rates would continue to rise, we reduced the fund's positions in inverse floating-rate securities during the period. These securities pay additional interest income as short rates fall and less interest income when short rates rise.

Another technique we used to position the fund to benefit from yield curve flattening was to buy callable bonds with longer maturities and to sell non-callable bonds with shorter maturities, generally 10 years or less. This strategy was also in line with our expectation that callable bonds will outperform in a rising interest-rate environment.

The fund benefited from its emphasis on lower-rated, higher-yielding bonds during the period, as this segment of the market outperformed during the period. However, we believe the high-yield rally has nearly run its course and we took advantage of price strength on higher-yielding bonds to continue to reduce the fund's position in this market segment.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                           11/30/04              5/31/05

Average effective
maturity in years            7.1                  6.0

Duration in years            5.2                  4.7

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

During the past six months, the fund used interest-rate swap contracts to take advantage of further flattening of the yield curve. Rather than trading large numbers of securities, which takes time and can be expensive for the fund, these contracts enabled us to more efficiently achieve our desired yield curve positioning.

The bond markets in general, including the municipal market, performed relatively well during the period. The most conservative areas of the market -- high-quality, shorter-term bonds maturing in two to three years -- were the weakest. For example, the portfolio includes bonds rated Aa1 that are issued by Municipal Assistance Corp. of New York City, and that are scheduled to mature in 2008. Ordinarily, when rising interest rates make investors defensive, they gravitate toward shorter-maturity bonds like this one. However, due to the flattening of the yield curve, for most of the period, the decline in the bond's principal value offset the income the fund received, so its total return was flat. Toward the end of the reporting period, this bond rallied, ending the six months in positive territory.

Relative to the other funds in its Lipper peer group, your fund had had a slightly higher portion of assets in lower-rated, higher-yielding municipal bonds -- those rated BBB and below. This had a positive influence on results during the period, as investors continued to focus on yield. However, the fund was underweighted in tobacco settlement bonds, which performed well during the period. Payments from these bonds are secured by the income stream from tobacco companies' settlement obligations to the municipalities and generally offer higher yields than bonds of comparable quality. Although our analyst believes litigation risks are receding, the fund's positions in this sector are relatively small because we do not believe New York's tobacco settlement bonds are priced appropriately on a risk/return basis. The portfolio includes four series of BBB-rated tobacco settlement bonds issued for New York municipalities and one Puerto Rico series issued for Children's Trust Fund. (Puerto Rico bonds are tax exempt in all states.)

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (39.8%)

Aa (8.7%)

A (25.7%)

Baa (12.7%)

Ba (4.6%)

B (1.5%)

VMIG1 (7.0%)

Footnote reads:
As a percentage of market value as of 5/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Although the fund has less exposure to airline-related industrial development bonds (IDBs) than its peers, those it did hold contributed positively to results. IDBs are issued by municipalities but backed by the credit of the institution benefiting from the financing. Investor perceptions about the backer's health, or that of its industry group, can affect the prices of these bonds to a greater extent than the rating of the issuing municipality. Airline-related IDBs have been among the most volatile sectors for some time. Although the high yields on these bonds continue to attract investors, the fund's position in these bonds remains relatively small because we do not believe the risks justify the potential returns available from this sector in most cases. However, the fund's position in New York City Industrial Development Agency revenue bonds issued for British Airways was one of the best performing individual holdings in the portfolio during the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has remained solid, despite the Fed's efforts to slow growth and curb inflation by raising short-term interest rates. Long-term rates remain surprisingly low. In fact, after rising modestly in late March and early April of 2005, long-term rates generally fell again from mid-April through the end of the period. Nevertheless, based on sustained economic growth and continued robust corporate earnings, we believe the Fed will likely maintain its policy of increasing rates through 2005. We believe Fed actions are likely to cause rising yields. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of current market conditions, we plan to maintain the fund's defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund's positions. We believe that the recent outperformance of lower-rated, higher-yielding bonds will likely slow and we plan to reduce the fund's exposure to this segment of the credit spectrum in favor of higher-quality issues. Despite recent outperformance, we remain bearish on airline-related IDBs in light of likely continued fundamental weaknesses in this sector. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure as opportunities arise.

We believe we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of May 31, 2005, and May 31, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
James St. John      2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $330,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended May 31, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.

--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005     *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004     *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005     *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004     *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005     *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004     *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
--------------------------------------------------------------------------------------------------
President and CEO                   2004     *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005     *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004     *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005     *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004     *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005     *
--------------------------------------------------------------------------------------------------
General Counsel                     2004     *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005     *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004     *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005     *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004     *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 5/31/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended May 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/05
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (9/2/83)              (1/4/93)             (7/26/99)             (4/10/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
6 months                   3.19%     -1.50%      2.78%     -2.22%      2.77%      1.77%      2.91%     -0.45%
---------------------------------------------------------------------------------------------------------------
1 year                     7.08       2.27       6.46       1.46       6.35       5.35       6.74       3.30
---------------------------------------------------------------------------------------------------------------
5 years                   38.37      32.22      33.89      31.89      32.81      32.81      36.16      31.77
Annual average             6.71       5.75       6.01       5.69       5.84       5.84       6.37       5.67
---------------------------------------------------------------------------------------------------------------
10 years                  68.29      60.69      57.59      57.59      54.70      54.70      63.20      57.85
Annual average             5.34       4.86       4.65       4.65       4.46       4.46       5.02       4.67
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.79       7.57       6.98       6.98       6.91       6.91       7.36       7.20
---------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


-----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/05
-----------------------------------------------------------------------
                                                 Lipper New York
                           Lehman Municipal   Municipal Debt Funds
                              Bond Index        category average*
-----------------------------------------------------------------------
6 months                         3.52%               3.39%
-----------------------------------------------------------------------
1 year                           7.97                7.29
-----------------------------------------------------------------------
5 years                         42.27               37.92
Annual average                   7.31                6.63
-----------------------------------------------------------------------
10 years                        82.85               68.05
Annual average                   6.22                5.31
-----------------------------------------------------------------------
Annual average
(life of fund)                   8.29                7.59
-----------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month, 1-, 5-, and 10-year periods ended 5/31/05, there were 107, 107, 88, and 62 funds, respectively, in this Lipper category.


--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/05
--------------------------------------------------------------------------------------------------------
                                      Class A          Class B          Class C          Class M
--------------------------------------------------------------------------------------------------------
Distributions (number)                     6                6                6                6
--------------------------------------------------------------------------------------------------------
Income 1                               $0.170847        $0.146675        $0.135130        $0.157006
--------------------------------------------------------------------------------------------------------
Capital gains 1
--------------------------------------------------------------------------------------------------------
Long-term                              $0.086500        $0.086500        $0.086500        $0.086500
--------------------------------------------------------------------------------------------------------
Short-term                                 --               --               --               --
--------------------------------------------------------------------------------------------------------
Total                                  $0.257347        $0.233175        $0.221630        $0.243506
--------------------------------------------------------------------------------------------------------
Share value:                        NAV        POP          NAV              NAV       NAV        POP
--------------------------------------------------------------------------------------------------------
11/30/04                           $8.84      $9.26        $8.83            $8.84     $8.85      $9.15
--------------------------------------------------------------------------------------------------------
5/31/05                             8.86       9.21*        8.84             8.86      8.86       9.16
--------------------------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------------------------
Current dividend rate 2            3.98%      3.83%        3.53%            3.20%     3.69%      3.57%
--------------------------------------------------------------------------------------------------------
Taxable equivalent 3(a)            6.63       6.38         5.88             5.33      6.15       5.95
--------------------------------------------------------------------------------------------------------
Taxable equivalent 3(b)            6.97       6.71         6.18             5.60      6.46       6.25
--------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4         3.13       3.01         2.49             2.34      2.84       2.74
--------------------------------------------------------------------------------------------------------
Taxable equivalent 3(a)            5.22       5.02         4.15             3.90      4.73       4.57
--------------------------------------------------------------------------------------------------------
Taxable equivalent 3(b)            5.48       5.27         4.36             4.10      4.97       4.80
--------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on April 1, 2005.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes (a) maximum 40.01% combined federal income tax and New York state 2005 personal income tax rates or (b) maximum 42.90% combined federal, New York state, and New York City 2005 tax rates. Results for investors subject to lower tax rates would not be as advantageous.

 4 Based only on investment income, calculated using SEC guidelines.


---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (9/2/83)              (1/4/93)             (7/26/99)             (4/10/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
6 months                   2.63%     -2.05%      2.47%     -2.53%      2.33%      1.33%      2.59%     -0.80%
---------------------------------------------------------------------------------------------------------------
1 year                     7.42       2.59       6.82       1.82       6.56       5.56       7.09       3.63
---------------------------------------------------------------------------------------------------------------
5 years                   35.08      29.05      31.01      29.01      29.75      29.75      33.18      28.90
Annual average             6.20       5.23       5.55       5.23       5.35       5.35       5.90       5.21
---------------------------------------------------------------------------------------------------------------
10 years                  72.29      64.52      61.73      61.73      58.37      58.37      67.30      61.91
Annual average             5.59       5.10       4.93       4.93       4.70       4.70       5.28       4.94
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.79       7.56       6.98       6.98       6.91       6.91       7.37       7.20
---------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from December 1, 2004, to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

----------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/05
----------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
----------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.00      $7.28      $8.04      $5.51
----------------------------------------------------------------------
Ending value (after
expenses)             $1,031.90  $1,027.80  $1,027.70  $1,029.10
----------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2005, use the calculation method below. To find the value of your investment on December 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 12/1/04 [DIV]   $1,000   X      per $1,000          =  paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]   $1,000   X  $4.00 (see table above) = $40.00
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $3.98      $7.24      $8.00      $5.49
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,020.99  $1,017.75  $1,017.00  $1,019.50
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

----------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
----------------------------------------------------------------------
                         Class A    Class B    Class C    Class M
----------------------------------------------------------------------
Your fund's annualized
expense ratio              0.79%      1.44%      1.59%      1.09%
----------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     0.82%      1.47%      1.62%      1.12%
----------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.


------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam New York Tax
Exempt Income Fund           23%         8%*       18%        19%        15%
------------------------------------------------------------------------------
Lipper New York Municipal
Debt Funds category
average                      35%        38%        34%        57%        41%
------------------------------------------------------------------------------

   Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

 * Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.20

Municipal bond
fund average           0.20

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Treasury and agency securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


The fund's portfolio
May 31, 2005 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
FRB                   Floating Rate Bonds
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (98.8%) (a)
Principal amount                                     Rating (RAT)         Value

New York (91.2%)
-------------------------------------------------------------------------------
    $1,000,000 Albany Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Albany College of
               Pharmacy), Ser. A, 5 3/8s, 12/1/24    BBB-            $1,056,710
               Albany, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
     1,460,000 (Albany Med. Ctr.), 6s, 5/1/29        BBB-/P           1,467,826
     2,750,000 (Charitable Leadership), Ser. A ,
               6s, 7/1/19                            Baa3             2,993,210
     3,400,000 Battery Park, City Auth. Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 11/1/16        Aaa              3,592,916
       800,000 Chemung Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Arnot Ogden
               Med. Ctr.), 5s, 11/1/34               A3                 815,928
               Dutchess Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds
    13,500,000 (Bard College), 5 3/4s, 8/1/30        A3              14,714,325
    16,000,000 (Vassar College), 5.35s, 9/1/40       Aa2             17,230,080
               Erie Cnty., G.O. Bonds
     2,470,000 Ser. C, AMBAC, 5 1/2s, 7/1/29         Aaa              2,716,210
     4,160,000 Ser. B, AMBAC, 5 3/8s, 7/1/20         Aaa              4,577,206
     3,240,000 (Pub. Impt.), Ser. B, MBIA, 5 1/4s,
               4/1/13                                Aaa              3,634,567
     3,175,000 (Pub. Impt.), Ser. B, MBIA, 5s,
               4/1/11                                Aaa              3,476,530
     2,250,000 Essex Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (Intl. Paper Co.),
               Ser. A, 6.15s, 4/1/21                 Baa2             2,347,268
     2,650,000 Geneva, Indl. Dev. Agcy. Rev. Bonds
               (Hobart & William Smith), Ser. A,
               5 3/8s, 2/1/33                        A                2,839,475
     2,200,000 Hempstead, Indl. Dev. Agcy. Civic
               Fac. Rev. Bonds (Hofstra U.),
               5 1/4s, 7/1/16                        A                2,372,414
     1,250,000 Huntington, Hsg. Auth. Sr. Hsg. Fac.
               Rev. Bonds (Gurwin Jewish Sr.
               Residence), Ser. A, 6s, 5/1/29        B+/P             1,231,213
               Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A
    23,400,000 5 3/4s, 12/1/24                       A3              25,422,696
     5,000,000 5 1/8s, 9/1/29                        A-               5,248,600
     5,500,000 AMBAC, 5s, 9/1/29                     Aaa              5,829,560
               Long Island, Pwr. Auth. NY Elec.
               Syst. VRDN
    13,195,000 Ser. F, FSA, 3.02s, 12/1/29           VMIG1           13,195,000
     5,700,000 Ser. 2, 2.92s, 5/1/33                 VMIG1            5,700,000
     5,075,000 Ser. 2, 2.9s, 5/1/33                  VMIG1            5,075,000
     4,090,000 Madison Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Colgate U.), Ser. A, 5s,
               7/1/23                                Aa3              4,358,181
     5,550,000 Metro. Trans. Auth. Commuter Fac.
               Rev. Bonds, Ser. A, U.S. Govt.
               Coll., 6s, 7/1/24                     AAA              6,193,467
    10,000,000 Metro. Trans. Auth. Dedicated Tax
               Rev. Bonds, Ser. A, FSA, 5 1/4s,
               11/15/24                              Aaa             10,878,800
    11,020,000 Metro. Trans. Auth. Fac. Rev. Bonds
               (Trans. Fac.), Ser. A, 6s, 7/1/24     AAA             12,297,659
               Metro. Trans. Auth. Svc. Contract
               Rev. Bonds (Trans. Fac.)
     2,675,000 Ser. 3, U.S. Govt. Coll., 7 3/8s,
               7/1/08                                AAA              2,856,954
    15,820,000 Ser. O, U.S. Govt. Coll., 5 3/4s,
               7/1/13                                AAA             17,866,001
    24,345,000 Ser. O, U.S. Govt. Coll., 5 1/2s,
               7/1/17                                AAA             28,672,324
    13,000,000 Metro. Trans. Auth. Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 11/15/19       Aaa             14,601,210
               Nassau Cnty., G.O. Bonds
     1,125,000 Ser. E, FSA, 6s, 3/1/20               Aaa              1,272,094
     2,790,000 Ser. E, FSA, 6s, 3/1/19               Aaa              3,154,793
     2,735,000 Ser. E, FSA, 6s, 3/1/18               Aaa              3,092,601
     3,465,000 Ser. E, FSA, 6s, 3/1/16               Aaa              3,918,049
     1,000,000 Ser. A, FGIC, 6s, 7/1/13              Aaa              1,173,790
     2,300,000 Ser. A, FGIC, 6s, 7/1/11              Aaa              2,639,388
     2,580,000 Ser. E, FSA, 5.9s, 3/1/15             Aaa              2,906,009
               Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth. Syst.)
       410,000 Ser. A, 6 1/4s, 11/1/21               A3                 448,126
     1,140,000 Ser. B, 5 7/8s, 11/1/11               A3               1,253,692
       825,000 Ser. D, 5 5/8s, 11/1/09               A3                 883,163
     1,615,000 Ser. D, 4 7/8s, 11/1/05               A3               1,626,418
     3,000,000 Niagara Cnty., Indl. Dev. Agcy.
               Rev. Bonds, Ser. D, 5.55s, 11/15/24   Baa1             3,207,510
               Niagara Falls, City School Dist. COP
               (High School Fac.)
     6,000,000 5 7/8s, 6/15/19                       Baa3             6,556,800
     1,800,000 FSA, 5s, 6/15/28                      AAA              1,901,772
     4,160,000 FSA, 5s, 6/15/24                      AAA              4,440,675
     3,965,000 FSA, 5s, 6/15/23                      AAA              4,249,330
        50,000 NY City, FRB, AMBAC, 2.85s, 9/1/11    Aaa                 50,000
               NY City, G.O. Bonds
     7,265,000 Ser. B, 8 1/4s, 6/1/05                A1               7,265,000
     5,360,000 Ser. B, U.S. Govt. Coll., 8 1/4s,
               6/1/05                                AAA/P            5,360,000
    18,675,000 Ser. B, MBIA, 6 1/2s, 8/15/11         Aaa             21,885,606
    21,495,000 Ser. D, MBIA, 6 1/2s, 11/1/10         Aaa             24,831,239
               NY City, G.O. Bonds
       945,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/27                               Aaa              1,013,182
     1,845,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/17                               Aaa              1,978,117
     2,000,000 Ser. I, 5 7/8s, 3/15/14               A1               2,077,700
    23,525,000 Ser. B, 5 1/2s, 12/1/11               A1              26,179,326
     3,000,000 Ser. C, 5 1/4s, 8/1/11                A1               3,299,010
     1,000,000 Ser. N, 5s, 8/1/20                    A1               1,072,410
     6,775,000 Ser. M, 5s, 4/1/20                    A1               7,252,434
        50,000 NY City, IFB, AMBAC, 8.97s, 9/1/11    Aaa                 50,515
               NY City, City Transitional Fin.
               Auth. Rev. Bonds
     6,500,000 Ser. A, 5 3/4s, 8/15/24               AAA              7,268,430
     2,000,000 AMBAC, 5 1/4s, 8/1/15                 Aaa              2,217,240
     2,635,000 Ser. B, 5 1/4s, 11/15/05              AAA              2,663,959
       965,000 Ser. B, 5 1/4s, 11/15/05
               (Prerefunded)                         AAA                976,561
        80,000 Ser. C, U.S. Govt. Coll., 5s, 5/1/26  AAA                 85,507
               NY City, City Transitional Fin.
               Auth. VRDN
     5,400,000 Ser. A, 3.03s, 2/15/30                AAA              5,400,000
    25,100,000 Ser. A-1, 3.03s, 11/15/28             VMIG1           25,100,000
     6,100,000 Ser. B-3, 3.03s, 11/1/28              AAA              6,100,000
     2,600,000 NY City, Hsg. Dev. Corp. Rev. Bonds,
               Ser. A, FGIC, 5s, 7/1/25              Aaa              2,804,880
     4,250,000 NY City, Hsg. Dev. Corp. Multi-Fam.
               VRDN (Mtg. 63 Wall Street), Ser. A,
               2.93s, 12/1/36                        A-1+             4,250,000
               NY City, Indl. Dev. Agcy. Rev. Bonds
     2,600,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B-/P             2,735,486
     3,300,000 (Liberty-7 World Trade Ctr.),
               Ser. A, 6 1/4s, 3/1/15                B-/P             3,400,650
     5,000,000 (Brooklyn Navy Yard Cogen.
               Partners), 6.2s, 10/1/22              BBB-             5,266,850
     1,440,000 (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-             1,434,326
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
     7,160,000 (Parking Corp.), 8 1/2s, 12/30/22     B-/P             6,311,397
     3,285,000 (Staten Island U. Hosp.), Ser. A,
               6 3/8s, 7/1/31                        Ba3              3,309,867
     5,500,000 (Brooklyn Polytech. U. Project J),
               6 1/8s, 11/1/30                       BB+              5,576,340
     2,545,000 (United Jewish Appeal), Ser. A,
               5 1/4s, 7/1/23                        Aa2              2,797,286
       750,000 (St. Francis College), 5s, 10/1/34    A-                 780,000
     7,000,000 (Horace Mann School), MBIA, 5s,
               7/1/28                                Aaa              7,253,750
               NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I,
               LLC)
     7,000,000 Ser. A, 5 1/2s, 7/1/28                Baa3             7,053,550
     9,500,000 Ser. A, 6s, 7/1/27                    Baa3             9,615,615
               NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds
    11,465,000 (Terminal One Group Assn.), 6 1/8s,
               1/1/24                                A3              11,613,930
     4,250,000 (British Airways PLC), 5 1/4s,
               12/1/32                               Ba2              3,786,750
     5,000,000 NY City, Metro. Trans. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5 1/4s,
               1/1/29                                Aaa              5,516,850
               NY City, Muni. Assistance Corp.
               Rev. Bonds
    10,000,000 Ser. P, 5s, 7/1/08                    Aa1             10,622,900
     4,550,000 Ser. O, 5s, 7/1/05                    Aa1              4,558,827
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds
    25,600,000 AMBAC, 7 1/2s, 6/15/11                Aaa             30,701,824
       290,000 Ser. B, FGIC, 7 1/2s, 6/15/11         Aaa                346,654
       110,000 Ser. B , FGIC, 7 1/2s, 6/15/11        Aaa                131,501
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds
     8,500,000 Ser. D, 5s, 6/15/37                   AA+              8,994,870
     5,000,000 Ser. B, AMBAC, 5s, 6/15/28            Aaa              5,331,750
               NY City, State Dorm. Auth. Lease
               Rev. Bonds
     5,600,000 (Court Fac.), 6s, 5/15/39             A+               6,208,216
     3,000,000 (Westchester Cnty.), 5 1/4s, 8/1/18   Aa1              3,239,610
     6,000,000 NY Cntys., Tobacco Trust II
               Rev. Bonds (Tobacco Settlement),
               5 3/4s, 6/1/43                        BBB              6,138,480
               NY Cntys., Tobacco Trust III
               Rev. Bonds (Tobacco Settlement)
     1,000,000 6s, 6/1/43                            BBB              1,035,260
     3,500,000 5 3/4s, 6/1/33                        BBB              3,590,090
               NY State Dorm. Auth. Rev. Bonds
     5,000,000 (State U. Edl. Fac.), Ser. A,
               7 1/2s, 5/15/13                       AA-              6,313,900
    18,800,000 (City U. Syst.), Ser. C, 7 1/2s,
               7/1/10                                A3              20,757,268
     1,500,000 (Mount Sinai Hlth.), Ser. A, 6.6s,
               7/1/26                                Ba1              1,517,055
     2,500,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s,
               7/1/25                                Ba1              2,645,000
     1,000,000 (Mount Sinai Hlth.), Ser. C, 6s,
               7/1/26                                Ba1              1,007,880
     8,950,000 (State U. Edl. Fac.), Ser. A, FSA,
               5 7/8s, 5/15/17                       Aaa             10,787,256
    11,200,000 (State U. Edl. Fac.), Ser. A,
               5 7/8s, 5/15/11                       AA-             12,681,648
     5,250,000 (Winthrop Nassau U.), 5 3/4s, 7/1/28  Baa1             5,634,983
     1,340,000 (Schools PG - Issue 2), Ser. E,
               AMBAC, 5 3/4s, 7/1/19                 Aaa              1,483,568
    35,385,000 (U. Syst. Construction), Ser. A,
               5 3/4s, 7/1/18                        AA-             41,096,839
    26,500,000 (City U.), Ser. A, MBIA, 5 3/4s,
               7/1/13                                AAA             30,804,925
    15,600,000 (U. Syst. Construction), Ser. A,
               5 5/8s, 7/1/16                        AA-             18,154,188
     8,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40  Aaa             10,320,700
     2,000,000 (North Shore Long Island Jewish
               Group), 5 1/2s, 5/1/33                A3               2,142,800
     1,150,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1             1,215,159
     3,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31  Aaa              4,223,030
     2,750,000 (Winthrop Nassau U.), 5 1/2s, 7/1/23  Baa1             2,903,918
     1,460,000 (Mental Hlth.), Ser. D, FSA, 5 1/4s,
               8/15/30                               Aaa              1,549,761
       690,000 (Mental Hlth.), Ser. D, FSA, 5 1/4s,
               8/15/30 (Prerefunded)                 Aaa                762,450
    17,810,000 (Mental Hlth. Svcs.), Ser. D, FSA,
               5 1/4s, 8/15/30                       Aaa             19,680,050
       750,000 (NY Methodist Hosp.), 5 1/4s, 7/1/18  A3                 815,400
     1,865,000 (NY Methodist Hosp.), 5 1/4s, 7/1/17  A3               2,043,909
     6,405,000 (Rochester U.), Ser. A, 5 1/8s,
               7/1/39                                A1               6,744,337
    13,500,000 (Memorial Sloan-Kettering Ctr.),
               Ser. 1, 5s, 7/1/34                    Aa2             14,008,005
     5,500,000 (Rochester U.), Ser. A, 5s, 7/1/34    A1               5,761,360
     3,000,000 (Yeshiva U.), AMBAC, 5s, 7/1/30       Aaa              3,130,740
     9,530,000 (Montefiore Hosp.), FGIC, FHA Insd.,
               5s, 8/1/29                            Aaa             10,060,059
     5,705,000 (NYU), Ser. A, FGIC, 5s, 7/1/29       Aaa              6,050,780
     3,000,000 (U. of Rochester), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              3,101,940
     2,700,000 (Yeshiva U.), AMBAC, 5s, 7/1/26       Aaa              2,845,800
     1,500,000 (Albany), Ser. A-1, FSA, FHA Insd.,
               5s, 8/15/25                           Aaa              1,609,650
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/24     Aaa              2,137,420
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/23     Aaa              2,142,540
     7,500,000 (Columbia U.), 5s, 7/1/22             Aaa              7,904,025
     3,000,000 (Columbia U.), Ser. B, 5s, 7/1/22     Aaa              3,221,490
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/21     Aaa              2,148,940
     1,700,000 Ser. A, MBIA, 5s, 3/15/19             AAA              1,832,600
               NY State Dorm. Auth. Rev. Bonds
     2,505,000 (Lutheran Med.), MBIA, 5s, 8/1/12     Aaa              2,752,719
    10,000,000 (Colgate U.), MBIA, 4 3/4s, 7/1/28    Aaa             10,270,400
       725,000 (State U. Edl. Fac.), Ser. B, zero %,
               5/15/09                               AA-                628,720
    11,740,000 NY State Dorm. Auth. Lease
               Rev. Bonds (State U. Dorm Fac.),
               Ser. A, MBIA, 5s, 7/1/29              AAA             12,514,840
     7,000,000 NY State Energy Research & Dev.
               Auth. Rev. Bonds, 6.368s, 4/1/20      A+               7,697,060
    12,000,000 NY State Energy Research & Dev.
               Auth. Gas Fac. Rev. Bonds (Brooklyn
               Union Gas), 6.952s, 7/1/26            A+              12,684,000
               NY State Env. Fac. Corp. Poll.
               Control Rev. Bonds
     3,425,000 (State Wtr. Revolving Fund), Ser. B,
               6.65s, 9/15/13                        Aaa              3,442,879
     1,735,000 (State Wtr. Revolving Fund), Ser. A,
               6.55s, 9/15/10                        Aaa              1,743,953
       270,000 (State Wtr.), 5 7/8s, 6/15/14         Aaa                273,240
    13,590,000 NY State Env. Fac. Corp. State Clean
               Wtr. & Drinking Rev. Bonds (NYC
               Muni. Wtr. Fin.),  5s, 6/15/29 (SEG)  Aaa             14,410,564
     3,355,000 NY State Hsg. Fin. Agcy. Rev. Bonds
               (Multi-Fam. Hsg. Insd. Mtge.
               Program), Ser. A, FHA Insd.,  7s,
               8/15/22                               Aaa              3,369,527
    26,795,000 NY State Hsg. Fin. Agcy. VRDN
               (Barclay St.), Ser. A, FNMA Coll.,
               3.02s, 11/15/37                       VMIG1           26,795,000
               NY State Hwy. & Bridge Auth.
               Rev. Bonds, Ser. A, FSA
     1,000,000 6s, 4/1/16                            Aaa              1,141,540
     2,000,000 5.8s, 4/1/18                          Aaa              2,242,240
     2,000,000 5 3/4s, 4/1/17                        Aaa              2,238,760
               NY State Pwr. Auth. Rev. Bonds
     4,250,000 5s, 11/15/20                          Aa2              4,566,710
    31,135,000 5s, 11/15/06                          Aa2             32,096,760
               NY State Thruway Auth. Rev. Bonds
     4,300,000 Ser. A, MBIA, 5 1/4s, 4/1/22          Aaa              4,691,128
     2,000,000 (Gen. Hwy. & Bridge Trust Fund),
               Ser. A, MBIA,  5s, 4/1/21             Aaa              2,159,760
               NY State Urban Dev. Corp. Rev. Bonds
     5,830,000 (Correctional Fac.), Ser. 7, 5.7s,
               1/1/16                                AA-              6,202,479
     1,685,000 (Clarkson Ctr.), 5 1/2s, 1/1/20       AA-              1,974,348
     4,000,000 (Personal Income Tax), Ser. C-1,
               FGIC, 5 1/2s, 3/15/19                 Aaa              4,590,600
     3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15       AA-              3,748,909
     2,000,000 (Syracuse U. ), 5 1/2s, 1/1/15        AA-              2,241,580
     7,710,000 (Correctional Fac.), Ser. A, 5 1/2s,
               1/1/09                                AA-              8,318,319
     6,565,000 Ser. A-1, FGIC, 5s, 3/15/29           Aaa              6,952,007
       355,000 (Correctional Fac.), Ser. A, 5s,
               1/1/28                                AA-                380,432
     1,000,000 Oneida Cnty., Indl. Dev. Agcy.
               Rev. Bonds (St. Elizabeth Med.),
               Ser. A, 5 7/8s, 12/1/29               BB+/P              950,880
     1,100,000 Oneida Cnty., Indl. Dev. Agcy. VRDN
               (Hamilton College Civic Fac.), MBIA,
               3.03s, 9/15/32                        VMIG1            1,100,000
     1,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $1,000,000) (RES)                     BB/P             1,062,310
               Orange Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Arden Hill Care Ctr.
               Newburgh), Ser. C
     3,200,000 7s, 8/1/31                            BB-/P            3,295,648
     2,300,000 7s, 8/1/21                            BB-/P            2,389,355
               Port Auth. NY & NJ Rev. Bonds
     3,900,000 (Kennedy Intl. Arpt. - 5th
               Installment),  6 3/4s, 10/1/19        BB+/P            4,129,905
    1,000,0000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P            1,058,150
               Sales Tax Asset Receivable Corp.
               Rev. Bonds, Ser. A
    18,000,000 AMBAC, 5s, 10/15/29                   Aaa             19,321,020
    20,000,000 MBIA, 5s, 10/15/26                    Aaa             21,516,400
    15,000,000 MBIA, 5s, 10/15/25                    Aaa             16,185,900
     7,750,000 St. Lawrence Cnty., Indl. Dev.
               Rev. Bonds (St. Lawrence U.),
               Ser. A, MBIA, 5s, 7/1/28              Aaa              8,027,063
               Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds
     4,200,000 (Peconic Landing), Ser. A, 8s,
               10/1/30                               B+/P             4,663,806
     2,000,000 (Nissequogue Cogen. Partners Fac.),
               5 1/2s, 1/1/23                        BB+/P            1,988,760
               Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds
       500,000 (Southampton Hosp. Assn.), Ser. B,
               7 5/8s, 1/1/30                        B-/P               528,450
       500,000 (Southampton Hosp. Assn.), Ser. A,
               7 1/4s, 1/1/30                        B-/P               517,475
     2,200,000 (Huntington Hosp.), Ser. B, 5 7/8s,
               11/1/32                               Baa1             2,338,864
               Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Retirement Rev. Bonds
               (Jefferson's Ferry), Ser. A
     4,000,000 7 1/4s, 11/1/28                       BB-/P            4,351,640
     4,000,000 7.2s, 11/1/19                         BB-/P            4,365,320
     4,220,000 Suffolk Cnty., Judicial Fac. Agcy.
               Rev. Bonds (John P. Cohalan
               Complex), AMBAC, 5s, 4/15/16          Aaa              4,528,102
               Syracuse, Indl. Dev. Agcy.
               Rev. Bonds (1st Mtge. - Jewish
               Home), Ser. A
     2,800,000 7 3/8s, 3/1/31                        BB-/P            2,967,776
       800,000 7 3/8s, 3/1/21                        BB-/P              851,904
     4,250,000 Tobacco Settlement Rev. Bonds (Asset
               Backed Bonds), Ser. 1, 5 3/4s,
               7/15/32                               BBB              4,341,673
    29,500,000 Triborough Bridge & Tunnel Auth.
               Gen. Purpose Rev. Bonds (Convention
               Ctr.), Ser. E, 7 1/4s, 1/1/10         AA-             32,429,350
     9,875,000 Triborough Bridge & Tunnel Auth.
               VRDN, Ser. C, FSA, 2.93s, 1/1/31      VMIG1            9,875,000
       800,000 Westchester Cnty., Indl Dev. Agcy.
               Civic Fac. Rev. Bonds (Guiding Eyes
               for the Blind), 5 3/8s, 8/1/24        BBB                847,856
     4,005,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB               4,179,458
                                                                 --------------
                                                                  1,191,701,197

Puerto Rico (7.6%)
-------------------------------------------------------------------------------
     9,250,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 1/2s,
               5/15/39                               BBB              9,329,365
     4,750,000 Cmnwlth. of PR, G.O. Bonds (Pub.
               Impt.), MBIA, 5 1/4s, 7/1/18          AAA              5,497,033
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B
     5,000,000 6s, 7/1/26                            A                5,063,250
     2,275,000 MBIA, 5 7/8s, 7/1/35                  AAA              2,567,156
               PR Elec. Pwr. Auth. Rev. Bonds
    20,000,000 (PA 205), 6.98s, 7/1/07               AAA/P           21,637,000
     5,265,000 Ser. AA, MBIA, 5 3/8s, 7/1/27         Aaa              5,507,453
     4,735,000 Ser. AA, MBIA, 5 3/8s, 7/1/27
               (Prerefunded)                         Aaa              5,046,374
     6,500,000 Ser. RR, FGIC, 5s, 7/1/24             Aaa              7,062,705
     6,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             6,587,280
    22,000,000 PR Infrastructure Fin. Auth. Special
               Rev. Bonds, Ser. A, U.S. Govt.
               Coll., 5 1/2s, 10/1/40                Aaa             24,034,120
     7,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
               5 3/8s, 6/1/30                        Aaa              7,095,060
                                                                 --------------
                                                                     99,426,796
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,201,462,190)                             $1,291,127,993
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,307,117,524.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2005. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2005 was $1,062,310 or less than 0.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2005.

      The rates shown on VRDN and Floating Rate Bonds (FRB) are the current interest rates at May 31, 2005.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2005.

      The fund had the following industry group concentrations greater than 10% at May 31, 2005
      (as a percentage of net assets):

           Utilities and power     13.0%
           Education               11.9

      The fund had the following insurance concentration greater than 10% at May 31, 2005
      (as a percentage of net assets):

           MBIA                    15.4%


Futures contracts outstanding at May 31, 2005 (Unaudited)

                                      Number of                        Expiration       Unrealized
                                      contracts       Value              date          depreciation
------------------------------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)                            364       $41,228,688          Sep-05           $(180,234)
------------------------------------------------------------------------------------------------------


Interest rate swap contracts outstanding at May 31, 2005 (Unaudited)

                                                        Notional          Termination      Unrealized
                                                         amount              date         appreciation
------------------------------------------------------------------------------------------------------
Agreement with Citigroup Financial Products,
Inc. dated February 7, 2005 to receive quarterly
the notional amount multiplied by 3.935% and
pay quarterly the notional amount multiplied
by the USD-Muni-BMA-Rate.                             $24,000,000           8/10/30          $246,850

Agreement with Merrill Lynch International
dated February 7, 2005 to pay quarterly
the notional amount multiplied by 3.125% and
receive quarterly the notional amount multiplied
by the USD-Muni-BMA-Rate.                              40,000,000           8/10/09            39,044
------------------------------------------------------------------------------------------------------
                                                                                             $285,894
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,201,462,190)          $1,291,127,993
-------------------------------------------------------------------------------
Cash                                                                  405,746
-------------------------------------------------------------------------------
Interest and other receivables                                     20,142,681
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                444,939
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           285,894
-------------------------------------------------------------------------------
Total assets                                                    1,312,407,253

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                 159,250
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,757,329
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            930,770
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,652,202
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             38,807
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                171,817
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,809
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                479,685
-------------------------------------------------------------------------------
Other accrued expenses                                                 96,060
-------------------------------------------------------------------------------
Total liabilities                                                   5,289,729
-------------------------------------------------------------------------------
Net assets                                                     $1,307,117,524

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and
4)                                                             $1,217,739,629
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        3,259,195
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,652,763)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         89,771,463
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,307,117,524

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,197,569,973 divided by 135,178,913 shares)                          $8.86
-------------------------------------------------------------------------------
Offering price per class A share (100/96.25 of $8.86)*                  $9.21
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($96,019,554 divided by 10,856,115 shares)**                            $8.84
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,250,245 divided by 1,157,264 shares)**                             $8.86
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,277,752 divided by 369,748 shares)                                  $8.86
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.86)***                $9.16
-------------------------------------------------------------------------------

  * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended May 31, 2005 (Unaudited)

Interest income:                                                  $31,244,332
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,310,621
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      375,127
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                77,171
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             23,484
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       31,481
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,206,118
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 440,431
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  51,639
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   8,240
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                     9,470
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                               (9,470)
-------------------------------------------------------------------------------
Other                                                                 108,999
-------------------------------------------------------------------------------
Total expenses                                                      5,633,311
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (266,910)
-------------------------------------------------------------------------------
Net expenses                                                        5,366,401
-------------------------------------------------------------------------------
Net investment income                                              25,877,931
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   10,828,384
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (664,452)
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          999,306
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and swap contracts during the period                      3,687,028
-------------------------------------------------------------------------------
Net gain on investments                                            14,850,266
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $40,728,197
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                     May 31       November 30
Decrease in net assets                                 2005*             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $25,877,931      $57,481,972
-------------------------------------------------------------------------------
Net realized gain on investments                  11,163,238       21,037,464
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     3,687,028      (36,665,195)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        40,728,197       41,854,241
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (23,324,742)     (51,080,604)
-------------------------------------------------------------------------------
Class B                                           (1,666,658)      (4,499,875)
-------------------------------------------------------------------------------
Class C                                             (158,320)        (331,858)
-------------------------------------------------------------------------------
Class M                                              (58,760)        (129,582)
-------------------------------------------------------------------------------
From ordinary income
Class A                                             (205,938)              --
-------------------------------------------------------------------------------
Class B                                              (18,720)              --
-------------------------------------------------------------------------------
Class C                                               (1,770)              --
-------------------------------------------------------------------------------
Class M                                                 (559)              --
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                          (11,890,049)              --
-------------------------------------------------------------------------------
Class B                                           (1,079,787)              --
-------------------------------------------------------------------------------
Class C                                             (102,031)              --
-------------------------------------------------------------------------------
Class M                                              (32,236)              --
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 120            1,011
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (42,566,471)    (148,119,865)
-------------------------------------------------------------------------------
Total decrease in net assets                     (40,377,724)    (162,306,532)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,347,495,248    1,509,801,780
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $3,259,195 and
$2,816,731, respectively)                     $1,307,117,524   $1,347,495,248
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                                Year ended November 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.84           $8.93           $8.87           $8.79           $8.52           $8.32
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .17             .37 (c)         .38             .40             .42             .45
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .11            (.10)            .16             .07             .27             .20
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .28             .27             .54             .47             .69             .65
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.36)           (.39)           (.39)           (.42)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.09)             --            (.09)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.26)           (.36)           (.48)           (.39)           (.42)           (.45)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (d)          -- (d)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.86           $8.84           $8.93           $8.87           $8.79           $8.52
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      3.19*           3.08            6.25            5.44            8.24            8.07
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,197,570      $1,222,953      $1,336,936      $1,322,541      $1,362,488      $1,276,566
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .40*            .82 (c)         .82             .82             .81             .82
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.98*           4.14 (c)        4.23            4.50            4.80            5.40
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.88*          22.57            8.08 (e)       17.90           18.63           14.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class A shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                                Year ended November 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.83           $8.91           $8.85           $8.77           $8.51           $8.31
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .15             .31 (c)         .32             .34             .37             .39
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .10            (.09)            .17             .07             .25             .20
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .25             .22             .49             .41             .62             .59
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.15)           (.30)           (.34)           (.33)           (.36)           (.39)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.09)             --            (.09)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.24)           (.30)           (.43)           (.33)           (.36)           (.39)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (d)          -- (d)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.84           $8.83           $8.91           $8.85           $8.77           $8.51
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      2.78*           2.50            5.57            4.75            7.41            7.37
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $96,020        $110,813        $158,081        $119,251        $117,722        $163,839
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .72*           1.47 (c)        1.47            1.47            1.46            1.47
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.65*           3.50 (c)        3.59            3.84            4.18            4.75
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.88*          22.57            8.08 (e)       17.90           18.63           14.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class B shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                                Year ended November 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.84           $8.93           $8.86           $8.79           $8.53           $8.32
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .14             .30 (c)         .31             .33             .35             .38
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .11            (.10)            .17             .06             .26             .21
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .25             .20             .48             .39             .61             .59
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.14)           (.29)           (.32)           (.32)           (.35)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.09)             --            (.09)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.23)           (.29)           (.41)           (.32)           (.35)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (d)          -- (d)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.86           $8.84           $8.93           $8.86           $8.79           $8.53
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      2.77*           2.27            5.54            4.48            7.25            7.33
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $10,250         $10,411         $10,909          $5,885          $5,145            $574
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .79*           1.62 (c)        1.62            1.62            1.61            1.62
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.58*           3.34 (c)        3.43            3.69            3.93            4.57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.88*          22.57            8.08 (e)       17.90           18.63           14.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class C shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                                Year ended November 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.85           $8.94           $8.87           $8.79           $8.53           $8.33
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .16             .34 (c)         .35             .37             .40             .42
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .10            (.10)            .18             .07             .26             .20
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .26             .24             .53             .44             .66             .62
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.16)           (.33)           (.37)           (.36)           (.40)           (.42)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.09)             --            (.09)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.25)           (.33)           (.46)           (.36)           (.40)           (.42)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (d)          -- (d)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.86           $8.85           $8.94           $8.87           $8.79           $8.53
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      2.91*           2.77            6.06            5.12            7.78            7.74
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $3,278          $3,318          $3,876          $2,343          $1,793          $1,531
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .55*           1.12 (c)        1.12            1.12            1.11            1.12
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.83*           3.84 (c)        3.94            4.17            4.51            5.11
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      5.88*          22.57            8.08 (e)       17.90           18.63           14.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation during the period. As a result of such limitation, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of 0.02% of average net assets for class M shares (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C and class M shares. Class A and Class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and do not pay contingent deferred sales charges. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on each class' distribution fee, which is identified in
Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,202,562,873, resulting in gross unrealized appreciation and depreciation of $89,797,665 and $1,232,545, respectively, or net unrealized appreciation of $88,565,120.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the simple average expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended May 31, 2005, Putnam Management has assumed $9,470 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended May 31, 2005, the fund paid PFTC $452,150 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2005, the fund's expenses were reduced by $266,910 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,940, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended May 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $10,744 and $43 from the sale of class A and class M shares, respectively, and received $63,844 and $280 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2005, Putnam Retail Management, acting as underwriter, received $207 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $70,688,739 and $163,116,429, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At May 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,577,972       $22,758,323
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,744,357        24,211,362
----------------------------------------------------------------
                                     5,322,329        46,969,685

Shares repurchased                  (8,429,285)      (74,393,907)
----------------------------------------------------------------
Net decrease                        (3,106,956)     $(27,424,222)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,814,447       $51,632,175
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,749,175        33,239,376
----------------------------------------------------------------
                                     9,563,622        84,871,551

Shares repurchased                 (21,002,883)     (186,170,642)
----------------------------------------------------------------
Net decrease                       (11,439,261)    $(101,299,091)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            239,168        $2,107,660
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       220,435         1,940,966
----------------------------------------------------------------
                                       459,603         4,048,626

Shares repurchased                  (2,153,585)      (18,967,746)
----------------------------------------------------------------
Net decrease                        (1,693,982)     $(14,919,120)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            470,081        $4,167,315
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       340,837         3,018,902
----------------------------------------------------------------
                                       810,918         7,186,217

Shares repurchased                  (5,994,815)      (53,080,020)
----------------------------------------------------------------
Net decrease                        (5,183,897)     $(45,893,803)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             65,698          $579,942
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        22,039           194,403
----------------------------------------------------------------
                                        87,737           774,345

Shares repurchased                    (107,913)         (951,222)
----------------------------------------------------------------
Net decrease                           (20,176)        $(176,877)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            238,076        $2,099,793
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        27,732           245,898
----------------------------------------------------------------
                                       265,808         2,345,691

Shares repurchased                    (310,273)       (2,751,050)
----------------------------------------------------------------
Net decrease                           (44,465)        $(405,359)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,956           $17,285
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         7,962            70,264
----------------------------------------------------------------
                                         9,918            87,549

Shares repurchased                     (15,155)         (133,801)
----------------------------------------------------------------
Net decrease                            (5,237)         $(46,252)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             16,798          $156,321
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,390            93,184
----------------------------------------------------------------
                                        28,188           249,505

Shares repurchased                     (86,815)         (771,117)
----------------------------------------------------------------
Net decrease                           (58,627)        $(521,612)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                   80,826,001         3,784,082
Charles B. Curtis                   80,829,895         3,780,188
Myra R. Drucker                     80,924,694         3,685,389
Charles E. Haldeman, Jr.            80,909,005         3,701,078
John A. Hill                        80,960,364         3,649,719
Ronald J. Jackson*                  80,843,451         3,766,632
Paul L. Joskow                      80,856,198         3,753,885
Elizabeth T. Kennan                 80,737,279         3,872,804
John H. Mullin, III                 80,812,102         3,797,981
Robert E. Patterson                 80,823,909         3,786,174
George Putnam, III                  80,916,746         3,693,337
A.J.C. Smith+                       80,600,971         4,009,112
W. Thomas Stephens                  80,800,087         3,809,996
Richard B. Worley                   80,780,230         3,829,853

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                     Votes              Votes
                      For              Against        Abstentions
-----------------------------------------------------------------
                   58,031,277         5,525,395        21,053,411

* Mr. Jackson retired from the Board of Trustees on June 10, 2005.

+ Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                     Votes              Votes
                      For              Against        Abstentions
-----------------------------------------------------------------
                   58,089,761         5,365,831        21,154,491

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                     Votes              Votes
                      For              Against        Abstentions
-----------------------------------------------------------------
                   60,019,925         3,546,298        21,043,860

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted borrowings are not prohibited was approved as follows:

                     Votes              Votes
                      For              Against        Abstentions
-----------------------------------------------------------------
                   58,852,549         4,570,189        21,187,345

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated, as follows:

                     Votes              Votes
                      For              Against        Abstentions
-----------------------------------------------------------------
                   58,770,366         4,679,069        21,576,947

All tabulations are rounded to nearest whole number.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund[SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund[SECTION MARK]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA051-225872  7/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 28, 2005